Exhibit 10.3

Execution Form

SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

          This Second Amendment to Amended and Restated Credit Agreement (this “Amendment”) dated as of December 15, 2005 (the “Effective Date”), is by and among PENN VIRGINIA CORPORATION, a Virginia corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement referred to below) party hereto, and JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)) (the “Administrative Agent”).

R E C I T A L S:

          WHEREAS, the Borrower, each Lender then a party, the Administrative Agent, the other agents party thereto, and the LC Issuer have heretofore entered into that certain Amended and Restated Credit Agreement dated as of December 4, 2003, as amended by that certain Consent and First Amendment to Amended and Restated Credit Agreement dated as of December 29, 2004, and as otherwise amended, supplemented or modified from time to time prior to the Effective Date (the “Credit Agreement”), pursuant to which the Lenders have agreed to make revolving credit loans to, and participate in letters of credit issued for, the benefit of the Borrower under the terms and provisions stated therein; and

          WHEREAS, the Borrower, the Administrative Agent and each Lender have determined that, in connection with the regularly scheduled Fall 2005 redetermination of the Borrowing Base, the Borrowing Base should be increased to $300,000,000; and

          WHEREAS, the Borrower has requested that the Lenders make certain modifications to the Credit Agreement and permit the Administrative Agent to enter into certain amendments to other Loan Documents as more particularly set forth below, subject to the terms and conditions set forth in the Credit Agreement as amended hereby; and

          WHEREAS, subject to the terms and conditions of this Amendment, each of the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment in order to effectuate such amendments and modifications to the Credit Agreement and the other Loan Documents;

          NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.          Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.

          Section 2.          Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a) The definition of “Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

                     “Commitment” means, for each Lender, the obligation of such Lender to make Loans to, and participate in Facility LCs issued upon the application of, the Borrower in an aggregate amount not exceeding the amount set forth opposite such Lender’s name on the Commitment Schedule, as it may be modified as a result of any assignment that has become effective pursuant to Section 12.3.2 or as otherwise modified from time to time pursuant to the terms hereof.”

(b) The following definition of “Commitment Schedule” is hereby inserted in its alphabetically appropriate place in Section 1.1 of the Credit Agreement:

“Commitment Schedule” means the Schedule attached hereto identified as such.”

(c) The definition of “Facility Termination Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“Facility Termination Date” means December 4, 2010.”

          (d)          The Credit Agreement is hereby further amended by (i) inserting as the Commitment Schedule to the Credit Agreement the text contained in Annex 1 attached to this Amendment and (ii) deleting from the signature page of each Lender the stated amount of each Lender’s Commitment set forth thereon (and each such Commitment set forth thereon shall cease to be effective from and after the Effective Date).

          (e)          The Credit Agreement is hereby further amended by deleting the existing Pricing Schedule attached to the Credit Agreement and inserting in its place as the new Pricing Schedule to the Credit Agreement the text contained in Annex 2 attached to this Amendment.

          Section 3.          Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

(a) Executed Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent, the LC Issuer and each Lender.

(b) Notes. The Administrative Agent shall have received a Note on behalf each Lender that has requested a Note pursuant to Section 2.13 payable to the order of each such requesting Lender.

          (c)          Mortgage Amendments.  The Administrative Agent shall have received an amendment to each Mortgage in form and substance satisfactory to the Administrative Agent, duly completed, executed and delivered by PVA Oil & Gas or PVA Texas, as applicable, in a sufficient number of counterparts for recording, if necessary, and all documents and instruments required by law or reasonably requested by the Administrative Agent with respect to such amendment to the Mortgage (or the underlying Mortgage).

          (d)          Pledge Amendments.  The Administrative Agent shall have received from each Pledgor an amendment or supplement to each existing Pledge Agreement substantially in the form of Exhibit A attached hereto duly executed and delivered by each such Pledgor.

          (e)          Legal Opinions. The Administrative Agent shall have received the written legal opinion of (i) Nancy M. Snyder, Esq., as general counsel to Borrower and the Guarantors, and (ii) Vinson & Elkins L.L.P., as special counsel to Borrower and the Guarantors, each of which shall be addressed to the Administrative Agent, the LC Issuer and the Lenders and shall be in form and substance satisfactory to the Administrative Agent.

          (f)          Other Conditions.  The Borrower shall have confirmed and acknowledged to the Administrative Agent, the LC Issuer and the Lenders, and by its execution and delivery of this Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties made by the Borrower or any other Loan Party contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof; and (iv) no Default or Unmatured Default exists under the Credit Agreement or any of the other Loan Documents.

          Section 4.          Consent to Amendment of Loan Documents.  The LC Issuer and each Lender that is a party hereto expressly authorizes and consents to the execution and delivery by the Administrative Agent of any and all additional Loan Documents or amendments to existing Loan Documents specified in the foregoing Section 3 of this Amendment or that may be reasonably necessary in furtherance of the purposes of implementing the amendments set forth in this Amendment.  To the extent required by the Credit Agreement, the Lenders party hereto acknowledge that this consent shall satisfy Section 8.2 of the Credit Agreement.

          Section 5.          Increase of Borrowing Base.

(a) The Borrowing Base shall be increased to $300,000,000 from and after the Effective Date until the Borrowing Base shall be otherwise redetermined in accordance with the Credit Agreement.

          (b)          Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to clause (a) of this Section 5 constitutes the regularly scheduled Borrowing Base redetermination for Fall 2005 (and shall not constitute a special redetermination of the Borrowing Base pursuant to Section 2.21(v) of the Credit Agreement).

          Section 6.          Ratification of Credit Agreement.  Except as expressly amended, modified or waived by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall continue in full force and effect.

          Section 7.          Expenses.  The Borrower agrees to pay on demand all expenses set forth in Section 9.6 of the Credit Agreement.

          Section 8.          Miscellaneous.  (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “this Guaranty”, “this Pledge Agreement”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “the Guaranty”, “the Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage, the Guaranty, the Pledge Agreement or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          Section 9.          Severability.  Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

          Section 10.          Applicable Law; Entire Agreement.  THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT DELIVERED PURSUANT HERETO (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF THE CONFLICTS OF LAW), BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          Section 11.          Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Agents, the LC Issuer, the Lenders and the Borrower and their respective successors and assigns.

          Section 12.          Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

          Section 13.          Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

          Section 14.          NO ORAL AGREEMENTS.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE MATTERS HEREIN CONTAINED, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

EXECUTED as of the day and year first above written.

BORROWER:

PENN VIRGINIA CORPORATION

By:	/s/ Frank A. Pici

Name:	Frank A. Pici
Title:	Executive Vice President and
Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), as Administrative Agent and as a Lender

By:	/s/ Charles Kingswell-Smith

Name:	Charles Kingswell-Smith
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jay Buckman

Name:	Jay Buckman
Title:	Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Lorne Gartner

Name:	Lorne Gartner
Title:	Authorized Signatory

BNP PARIBAS, as a Lender

By:	/s/ Douglas R. Littman

Name:	Douglas R. Littman
Title:	Managing Director

and

By:	/s/ Betsy Jocher

Name:	Betsy Jocher
Title:	Vice President

BANK OF AMERICA, N.A., successor by merger to Fleet National Bank, as a Lender

By:	/s/ Robert D. Valbona

Name:	Robert D. Valbona
Title:	Managing Director

COMERICA BANK,
as a Lender

By:	/s/ Huma Vadgama

Name:	Huma Vadgama
Title:	Vice President

UFJ BANK LIMITED,
as a Lender

By:	/s/ Clyde L. Redford

Name:	Clyde L. Redford
Title:	Senior Vice President

FORTIS CAPITAL CORP.,
as a Lender

By:	/s/ David Montgomery

Name:	David Montgomery
Title:	Senior Vice President

and

By:	/s/ Trond Rokholt

Name:	Trond Rokholt
Title:	Managing Director

MIZUHO CORPORATE BANK, LTD.,
as a Lender

By:	/s/ Raymond Ventura

Name:	Raymond Ventura
Title:	Deputy General Manager

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Dustin S. Hansen

Name:	Dustin S. Hansen
Title:	Assistant Vice President

ACKNOWLEDGMENT BY GUARANTORS

          Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 15, 2005 (the “Second Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Second Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Unmatured Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Second Amendment.

PENN VIRGINIA HOLDING CORP.,
a Delaware corporation

PENN VIRGINIA OIL & GAS
CORPORATION, a Virginia corporation

PENN VIRGINIA OIL & GAS GP LLC,
a Delaware limited liability company

PENN VIRGINIA OIL & GAS LP LLC,
a Delaware limited liability company

PENN VIRGINIA OIL & GAS, L.P.,
a Texas limited partnership

By Penn Virginia Oil & Gas GP LLC,
a Delaware limited liability company, as its
general partner

By	/s/ Frank A. Pici

Name:	Frank A. Pici
Title:	Vice President and Chief Financial Officer

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